UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CBRE Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CBRE GROUP, INC. 2025 Annual Meeting Vote by May 20, 2025 10:59 p.m. (Central Time). For shares held in a Plan, vote by May 18, 2025 10:59 p.m. (Central Time). CBRE GROUP, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 V64513-P28349 You invested in CBRE GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 21, 2025 11:00 a.m. (Central Time) Virtually at: www.virtualshareholdermeeting.com/CBRE2025 *Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect Directors Nominees: 1a. Brandon B. Boze For 1b. Vincent Clancy For 1c. Beth F. Cobert For 1d. Reginald H. Gilyard For 1e. Shira D. Goodman For 1f. Gerardo I. Lopez For 1g. Guy A. Metcalfe For 1h. Gunjan Soni For 1i. Robert E. Sulentic For 1j. Sanjiv Yajnik For 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025. For 3. Advisory vote to approve named executive officer compensation for 2024. For NOTE: To transact any other business properly introduced at the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64514-P28349